
       OAKWOOD MORTGAGE INVESTORS, INC. 1997-D                                                           REPORT DATE:  June 12, 1998
       OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                              POOL REPORT #        7
       REMITTANCE REPORT                                                                                 Page 1 of 6
       REPORTING MONTH:                      May-98


                                                  Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                 Ending
Principal                 Scheduled          Prepaid            Liquidated         Contracts              Principal
Balance                   Principal          Principal          Principal          Repurchased            Balance
-----------------------------------------------------------------------------------------------------------------------------


240,271,991.30        (337,343.63)     (1,184,986.07)       (585,596.73)          0.00            238,164,064.87
=============================================================================================================================





Scheduled                            Scheduled                                           Amount
  Gross           Servicing          Pass Thru          Liquidation      Reserve         Available for     Limited        Total
Interest          Fee                Interest           Proceeds         Fund Draw       Distribution      Guarantee   Distribution
------------------------------------------------------------------------------------------------------------------------------------


2,058,318.25      200,226.66       1,858,091.59         428,524.68        0.00           4,009,172.63         0.00      4,009,172.63
====================================================================================================================================





                                                             Certificate Account
       -----------------------------------------------------------------------------------------------------------------------------

               Beginning                       Deposits                                         Investment              Ending

                Balance              Principal           Interest        Distributions           Interest               Balance
       -----------------------------------------------------------------------------------------------------------------------------

                 1,626,861.88       2,087,234.88       1,966,705.24      (4,260,748.93)              3,759.31          1,423,812.38
       =============================================================================================================================



                      P&I Advances at Distribution Date
 ---------------------------------------------------------------------------------


       Beginning             Recovered            Current            Ending
        Balance              Advances             Advances           Balance
 ---------------------------------------------------------------------------------



         991,651.26            947,940.80       1,415,845.88      1,459,556.34
 =================================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1997-D                                                                  REPORT DATE:  June 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #      7
REMITTANCE REPORT
REPORTING MONTH:                                May-98                                                   Page 2 of 6


Class B Crossover Test
-------------------------------------------------------------

(a) Remittance date on or after June 2002


(b) Average 60 day Delinquency rate <=        5%

(c) Average 30 day Delinquency rate <=        7%


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Jun 2002- Nov 2003            7%
                Dec 2003-Nov 2004             8%
                Dec. 2004 and thereafter      9%




(e) Current realized loss ratio <=            2.75%


(f) Does Subordinated Certificate percentage equal or

     exceed                                   35.438%
     of Pool Scheduled Principal Balance

                Beginning M balance                           17,037,000.00

                Beginning B-1 balance                         23,977,000.00

                Beginning B-2 balance                         10,096,252.00
                                                             -------------------
                                                              51,110,252.00
                                                             -------------------
                Divided by beginning pool
                balance                                      240,271,991.30
                                                                     21.272%




Test Met?         Average 60 day delinquency ratio:
---------------

      N                                      Over 60s           Pool Balance            %
                                        --------------------------------------------------------

      Y           Current Mo                     6,064,488.83          238,164,064.87 2.55%
                  1st Preceding Mo               5,387,834.80          240,271,991.30 2.24%
      Y           2nd Preceding Mo               4,745,746.10          242,450,674.26 1.96%
                                                                        Divided by      3
                                                                                   -------------
                                                                                      2.25%
                                                                                   =============

                  Average 30 day delinquency ratio:
      N
      N
      N                                      Over 30s           Pool Balance            %
                                        --------------------------------------------------------

                  Current Mo                    11,492,767.27          238,164,064.87 4.83%
                  1st Preceding Mo               9,933,748.41          240,271,991.30 4.13%
      Y           2nd Preceding Mo               8,086,347.94          242,450,674.26 3.34%
                                                                        Divided by      3
                                                                                   -------------
                                                                                      4.10%
                                                                                   =============

                  Cumulative loss ratio:

                                         Cumulative losses                 397,872.17
                                                           ------------------------
                  Divided by Initial Certificate Principal             252,393,252.00 0.158%
                                                                                   =============





                  Current realized loss ratio:
      N                                 Liquidation                 Pool
                                              Losses               Balance
                                        -------------------------------------------

                  Current Mo                       157,072.05          238,164,064.87
                  1st Preceding Mo                 149,509.01          240,271,991.30
                  2nd Preceding Mo                  69,851.90          242,450,674.26
                                                                                      0.628%
                                                                                   =============


        OAKWOOD MORTGAGE INVESTORS, INC. 1997-D                                                         REPORT DATE:  June 12, 1998
        OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                            POOL REPORT #             7
        REMITTANCE REPORT                                                                               Page 3 of 6
        REPORTING MONTH:                                May-98



                                                                           Delinquency Analysis

                                                      31 to 59 days                60 to 89 days            90 days and Over
                      No. of    Principal                      Principal                 Principal                 Principal
                      Loans     Balance              #         Balance          #        Balance          #        Balance
                      --------------------------------------------------------------------------------------------------------------


        Excluding Repos   6,414       235,555,423.80    152      5,288,611.08    47        1,646,489.21    53        1,965,011.81

                Repos        79         2,608,641.07      4        139,667.36    18          514,269.80    56        1,938,718.01
                      --------------------------------------------------------------------------------------------------------------

                Total     6,493       238,164,064.87    156      5,428,278.44    65        2,160,759.01   109        3,903,729.82
                      ==============================================================================================================




                                                                                          Repossession Analysis
                                                        Active Repos             Reversal       Current Month
                     Total Delinq.                  Outstanding               (Redemption)        Repos             Cumulative Repos
                             Principal                 Principal               Principal            Principal           Principal
                       #     Balance             #     Balance         #        Balance      #      Balance       #     Balance
                  ------------------------------------------------------------------------------------------------------------------


Excluding Repos       252       8,900,112.10    79     2,608,641.07      -1   (23,963.25)     34   1,106,835.80    144  4,400,751.00

        Repos          78       2,592,655.17
                  ------------------------

        Total         330      11,492,767.27
                  =============================

                      5.1%              4.83%
                  =============================


OAKWOOD MORTGAGE INVESTORS, INC. 1997-D                                                                  REPORT DATE:  June 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT # 7
REMITTANCE REPORT
REPORTING MONTH:                          May-98                                                         Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                                   Liquidated                                                                           Net
   Account        Customer         Principal           Sales          Insur.          Total        Repossession     Liquidation
   Number           Name            Balance          Proceeds         Refunds        Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------------
128884-4      Sheppard, W                 13,644.66          2,800.00          0.00         2,800.00        1,210.00        1,590.00
1347798       Wideman, M                  12,784.33          7,000.00        158.58         7,158.58        1,210.00        5,948.58
136911-5      Willis Jr, R                 9,993.10          4,000.00        197.00         4,197.00        1,210.00        2,987.00
126842-4      Martin, A                   30,238.05         29,500.00        248.38        29,748.38        4,910.00       24,838.38
127101-4      Birdsong, R                  8,219.49          9,000.00        262.89         9,262.89        4,910.00        4,352.89
129894-2      Rose, T                     29,494.42         28,100.00      1,457.39        29,557.39        4,910.00       24,647.39
130434-4      Smith, K                    13,636.80         13,000.00        130.63        13,130.63        4,910.00        8,220.63
130683-6      Anderson, J                 29,800.96         29,700.00        348.66        30,048.66        4,910.00       25,138.66
130771-9      Padden, C                   33,707.31         34,000.00        347.20        34,347.20        4,910.00       29,437.20
1310119       Sims, J                     31,028.60         29,400.00        271.96        29,671.96        4,910.00       24,761.96
132256-9      Coffey, M                   34,381.90         31,900.00        878.27        32,778.27        4,910.00       27,868.27
132296-5      Burchett, R                 14,678.03         14,400.00        206.97        14,606.97        4,910.00        9,696.97
1329432       McElroy, V                  10,501.05         11,000.00        196.64        11,196.64        4,910.00        6,286.64
133737-7      Hartzell, V                 31,528.26         30,900.00        245.18        31,145.18        4,910.00       26,235.18
1341734       Manley, R                   10,527.06          9,000.00      1,987.36        10,987.36        4,910.00        6,077.36
1350560       Carlos Jr, M                12,431.80         12,200.00          0.00        12,200.00        4,910.00        7,290.00
1350701       Miles, W                    29,845.97         30,500.00        246.88        30,746.88        4,910.00       25,836.88
135213-7      Culpen, K                   33,464.59         32,000.00      2,984.21        34,984.21        4,910.00       30,074.21
1353150       Morton, R                   25,020.77         23,000.00      1,235.74        24,235.74        4,910.00       19,325.74
1355452       Pace, D                     20,852.78         21,000.00        118.86        21,118.86        4,910.00       16,208.86
136666-5      Frymyer, D                  24,681.98         25,000.00        448.77        25,448.77        4,910.00       20,538.77
136690-5      Shelton, B                  22,181.35         22,400.00        882.82        23,282.82        4,910.00       18,372.82
137594-8      Jackson, M                  15,520.97         16,880.00        146.85        17,026.85        4,910.00       12,116.85
129596-3      Godsey, S                   40,779.59         42,750.00          0.00        42,750.00        8,720.00       34,030.00
131397-2      May, R                      46,652.91         43,650.00        284.40        43,934.40        8,720.00       35,214.40
                                ----------------------------------------------------------------------------------------------------
                                         585,596.73        553,080.00     13,285.64       566,365.64      119,270.00      447,095.64
                                ====================================================================================================


                                                                            Net              Current
   Account        Customer          Unrecov.          FHA Insurance      Pass Thru         Period Net       Cumulative
   Number           Name            Advances            Coverage          Proceeds         Gain/(Loss)      Gain/(Loss)
------------------------------     --------------------------------------------------------------------------------------
128884-4      Sheppard, W             1,133.78        11,869.60          12,325.82         (1,318.84)
1347798       Wideman, M              1,065.21             0.00           4,883.37         (7,900.96)
136911-5      Willis Jr, R            1,109.71             0.00           1,877.29         (8,115.81)
126842-4      Martin, A               2,010.10             0.00          22,828.28         (7,409.77)
127101-4      Birdsong, R             1,380.09             0.00           2,972.80         (5,246.69)
129894-2      Rose, T                 2,558.16             0.00          22,089.23         (7,405.19)
130434-4      Smith, K                1,454.33             0.00           6,766.30         (6,870.50)
130683-6      Anderson, J             1,978.60             0.00          23,160.06         (6,640.90)
130771-9      Padden, C               2,055.72             0.00          27,381.48         (6,325.83)
1310119       Sims, J                 1,910.07             0.00          22,851.89         (8,176.71)
132256-9      Coffey, M               2,282.73             0.00          25,585.54         (8,796.36)
132296-5      Burchett, R             1,582.09             0.00           8,114.88         (6,563.15)
1329432       McElroy, V              1,457.34             0.00           4,829.30         (5,671.75)
133737-7      Hartzell, V             2,090.65             0.00          24,144.53         (7,383.73)
1341734       Manley, R               2,049.95             0.00           4,027.41         (6,499.65)
1350560       Carlos Jr, M            1,350.86             0.00           5,939.14         (6,492.66)
1350701       Miles, W                  977.20             0.00          24,859.68         (4,986.29)
135213-7      Culpen, K               1,520.37             0.00          28,553.84         (4,910.75)
1353150       Morton, R               1,337.84             0.00          17,987.90         (7,032.87)
1355452       Pace, D                 1,128.16             0.00          15,080.70         (5,772.08)
136666-5      Frymyer, D              2,312.57             0.00          18,226.20         (6,455.78)
136690-5      Shelton, B              1,636.83             0.00          16,735.99         (5,445.36)
137594-8      Jackson, M              1,024.47             0.00          11,092.38         (4,428.59)
129596-3      Godsey, S               2,976.71             0.00          31,053.29         (9,726.30)
131397-2      May, R                  3,516.81        13,459.79          45,157.38         (1,495.53)
                                   ------------------------------------------------------------------
                                     43,900.35        25,329.39         428,524.68       (157,072.05)      (397,872.17)
                                   ====================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-D                                                        REPORT DATE:  June 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                           POOL REPORT #         7
REMITTANCE REPORT
REPORTING MONTH:                                     May-98                                    Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                            Original              Beginning             Beginning              Current
                Cert.                      Certificate           Certificate            Carryover             Principal
                Class                       Balances              Balances              Principal                Due
------------------------------------------------------------------------------------------------------------------------------


A-1                                      46,940,000.00         34,818,739.00                  0.00          2,107,926.43
A-1 Outstanding Writedown                         0.00                  0.00                                        0.00

A-2                                      46,290,000.00         46,290,000.00                  0.00                  0.00
A-2 Outstanding Writedown                         0.00                  0.00                                        0.00

A-3                                      30,260,000.00         30,260,000.00                  0.00                  0.00
A-3 Outstanding Writedown                         0.00                  0.00                                        0.00

A-4                                      15,340,000.00         15,340,000.00                  0.00                  0.00
A-4 Outstanding Writedown                         0.00                  0.00                                        0.00

A-5                                      62,453,000.00         62,453,000.00                  0.00                  0.00
A-5 Outstanding Writedown                         0.00                  0.00                                        0.00

M                                        17,037,000.00         17,037,000.00                  0.00                  0.00
M Outstanding Writedown                           0.00                  0.00                                        0.00

B-1                                      23,977,000.00         23,977,000.00                  0.00                  0.00
B-1 Outstanding Writedown                         0.00                  0.00                                        0.00

B-2                                      10,096,252.00         10,096,252.00                  0.00                  0.00
B-2 Outstanding Writedown                         0.00                  0.00                                        0.00


                                     -----------------------------------------------------------------------------------------

                                        252,393,252.00        240,271,991.00                  0.00          2,107,926.43
                                     =========================================================================================



                                 Current         Ending                             Ending                           Principal Paid
                Cert.           Principal      Carryover        Writedown         Certificate         Pool             Per $1,000
                Class              Paid        Principal         Amounts           Balances          Factor           Denomination
------------------------------------------------------------------------------------------------------------------------------------


A-1                           2,107,926.43           0.00             0.00      32,710,812.57            69.68643%         44.91
A-1 Outstanding Writedown                                             0.00               0.00             0.00              0.00

A-2                                   0.00           0.00             0.00      46,290,000.00           100.00000%          0.00
A-2 Outstanding Writedown                                             0.00               0.00             0.00              0.00

A-3                                   0.00           0.00             0.00      30,260,000.00           100.00000%          0.00
A-3 Outstanding Writedown                                             0.00               0.00             0.00              0.00

A-4                                   0.00           0.00             0.00      15,340,000.00           100.00000%          0.00
A-4 Outstanding Writedown                                             0.00               0.00             0.00              0.00

A-5                                   0.00           0.00             0.00      62,453,000.00           100.00000%          0.00
A-5 Outstanding Writedown                                             0.00               0.00             0.00              0.00

M                                     0.00           0.00             0.00      17,037,000.00           100.00000%          0.00
M Outstanding Writedown                                               0.00               0.00             0.00              0.00

B-1                                   0.00           0.00             0.00      23,977,000.00           100.00000%          0.00
B-1 Outstanding Writedown                                             0.00               0.00             0.00              0.00

B-2                                   0.00           0.00             0.00      10,096,252.00           100.00000%          0.00
B-2 Outstanding Writedown                                             0.00               0.00             0.00              0.00


                            -----------------------------------------------------------------

                              2,107,926.43           0.00             0.00     238,164,064.57
                            =================================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1997-D                                                                 REPORT DATE:  June 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                    POOL REPORT #           7
REMITTANCE REPORT
REPORTING MONTH:                               5/31/98                                                  Page 6 of 6


CERTIFICATE INTEREST ANALYSIS



           Certificate              Remittance      Beginning          Current                Total                Interest
              Class                    Rate          Balance           Accrual                 Paid               Shortfall
                                  --------------------------------------------------------------------------------------------------


A-1                                    5.77625%        0.00           173,188.17             173,188.17                 0.00
A-1  Carryover Interest                0.00            0.00                 0.00                   0.00                 0.00
A-1  Writedown Interest                0.00            0.00                 0.00                   0.00                 0.00

A-2                                    6.35000%        0.00           244,951.25             244,951.25                 0.00
A-2  Carryover Interest                0.00            0.00                 0.00                   0.00                 0.00
A-2  Writedown Interest                0.00            0.00                 0.00                   0.00                 0.00

A-3                                    6.50000%        0.00           163,908.33             163,908.33                 0.00
A-3  Carryover Interest                0.00            0.00                 0.00                   0.00                 0.00
A-3  Writedown Interest                0.00            0.00                 0.00                   0.00                 0.00

A-4                                    6.72500%        0.00            85,967.92              85,967.92                 0.00
A-4  Carryover Interest                0.00            0.00                 0.00                   0.00                 0.00
A-4  Writedown Interest                0.00            0.00                 0.00                   0.00                 0.00

A-5                                    6.95000%        0.00           361,706.96             361,706.96                 0.00
A-5  Carryover Interest                0.00            0.00                 0.00                   0.00                 0.00
A-5  Writedown Interest                0.00            0.00                 0.00                   0.00                 0.00

M                                      6.95000%        0.00            98,672.63              98,672.63                 0.00
M  Carryover Interest                  0.00            0.00                 0.00                   0.00                 0.00
M  Writedown Interest                  0.00            0.00                 0.00                   0.00                 0.00

B-1                                    7.32500%        0.00           146,359.60             146,359.60                 0.00
B-1  Carryover Interest                0.00            0.00                 0.00                   0.00                 0.00
B-1  Writedown Interest                0.00            0.00                 0.00                   0.00                 0.00

B-2                                    7.55000%        0.00            63,522.25              63,522.25                 0.00
B-2  Carryover Interest                0.00            0.00                 0.00                   0.00                 0.00
B-2  Writedown Interest                0.00            0.00                 0.00                   0.00                 0.00

Limited Guarantee                                      0.00                 0.00                   0.00                 0.00

X                                                240,800.12           519,814.48             362,742.43           157,072.05

R                                                      0.00                 0.00                   0.00                 0.00

Service Fee                                            0.00           200,226.66             200,226.66                 0.00
                                         -------------------------------------------------------------------------------------------

                                         ===========================================================================================
                                                 240,800.12         2,058,318.25           1,901,246.20           157,072.05
                                         ===========================================================================================



                                                 Interest Paid
           Certificate            Ending          Per $1,000               Cert.          TOTAL
              Class              Balance         Denomination              Class      DISTRIBUTION
                              -------------------------------------------------------------------------


A-1                                  0.00              4.97                 A-1         2,281,114.60
A-1  Carryover Interest              0.00              0.00
A-1  Writedown Interest              0.00              0.00

A-2                                  0.00              5.29                 A-2           244,951.25
A-2  Carryover Interest              0.00              0.00
A-2  Writedown Interest              0.00              0.00

A-3                                  0.00              5.42                 A-3           163,908.33
A-3  Carryover Interest              0.00              0.00
A-3  Writedown Interest              0.00              0.00

A-4                                  0.00              5.60                 A-4            85,967.92
A-4  Carryover Interest              0.00              0.00
A-4  Writedown Interest              0.00              0.00

A-5                                  0.00              5.79                 A-5           361,706.96
A-5  Carryover Interest              0.00              0.00
A-5  Writedown Interest              0.00              0.00

M                                    0.00              5.79                  M             98,672.63
M  Carryover Interest                0.00              0.00
M  Writedown Interest                0.00              0.00

B-1                                  0.00              6.10                 B-1           146,359.60
B-1  Carryover Interest              0.00              0.00
B-1  Writedown Interest              0.00              0.00

B-2                                  0.00              6.29                 B-2            63,522.25
B-2  Carryover Interest              0.00              0.00
B-2  Writedown Interest              0.00              0.00

Limited Guarantee                    0.00                         Limited Guarantee             0.00

X                              397,872.17                                    X            362,742.43

R                                    0.00                                    R                  0.00

Service Fee                          0.00                                                 200,226.66
                              -----------                                             --------------

                              ===========
                               397,872.17                                               4,009,172.63
                              ===========                                             ==============
